                                                                   EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion in this Form 8-K/A of our report dated May 21, 1999.




                                       ARTHUR ANDERSEN LLP


New York, New York
February 9, 2000